Symetra Deferred Variable Annuity

Supplement dated May 1, 2016
to Prospectus dated May 1, 1998 as supplemented

Effective May 1, 2016, Deutsche has made the following name change:

Old Fund Name	New Fund Name
Deutsche Money Market VIP	Deutsche Government Money Market VIP

Accordingly, any references to the above-referenced Old Fund Name in this prospectus is replaced with the New Fund Name.